UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 15, 2005
ADSTAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.
     On August 15, 2005, the registrant issued a press release announcing, and held a conference call at 4:15 p.m. Eastern Time to discuss, its financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 this report.
Item 8.01 Other Events.
     On August 15, 2005, the registrant issued a press release announcing that The Atlanta Journal-Constitution (AJC) will be the first newspaper to connect to Manheim’s new AdStar-powered Dealer Advertising System. As a result, automobile dealers in the metropolitan Atlanta market will be able to use Manheim’s Dealer Sales Manager application to place ads directly in the AJC and AJC-owned Web sites, including ajccars.com, ajc.com and accessAtlanta.com and AJC-owned Web sites, including ajccars.com, ajc.com and accessAtlanta.com. During the registrant’s conference call the subject matter of this press release had been discussed and during such discussion the registrant’s Chief Executive Officer, Leslie Bernhard, indicated that AdStar expects revenues of $3.00 per ad placed using Manheim’s new AdStar-powered Dealer Advertising System. A copy of the press release is attached as Exhibit 99.2 to this Current Report and a replay of the conference call, which will be archived on AdStar’s Web site at www.adstar.com until October 13, 2005, is currently available until August 22, 2005, by dialing 877-519-4471 in the United States and Canada (international/local participants dial 973-341-3080) and entering the conference ID 6368785.
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
     (c) Exhibits:

Exhibit
Number	Description

99.1	Press release, dated August 15, 2005, announcing AdStar’s results financial results for the quarter ended June 30, 2005.

99.2	Press release, dated August 15, 2005, announcing that The Atlanta Journal-Constitution (AJC) will be the first newspaper to connect to Manheim’s new AdStar-powered Dealer Advertising System.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: August 17, 2005	By:	/s/ Leslie Bernhard
Leslie Bernhard, Chief Executive Officer

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